Income Taxes	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Taxes

Note 12 – Income Taxes

The following is a summary of income before taxes and noncontrolling interest for domestic and foreign operations (thousands of dollars):

Year ended December 31,	2015	2014	2013
U.S.	$221,660	$221,471	$222,815
Foreign	(2,328)	(1,950)	—

Total income before income taxes	$219,332	$219,521	$222,815

Income tax expense (benefit) consists of the following (thousands of dollars):

Year Ended December 31,	2015	2014	2013
Current:
Federal	$21,321	$1,739	$3,549
State	9,899	5,073	5,107
Foreign	650	2,193	—

	31,870	9,005	8,656

Deferred:
Federal	51,132	71,439	67,414
State	(2,574)	614	1,872
Foreign	(526)	(2,685)	—

	48,032	69,368	69,286

Total income tax expense	$79,902	$78,373	$77,942

Deferred income tax expense (benefit) consists of the following significant components (thousands of dollars):

Year Ended December 31,	2015	2014	2013
Deferred federal and state:
Property-related items	$65,931	$52,814	$62,737
Purchased gas cost adjustments	(32,993)	15,049	16,189
Employee benefits	623	109	(2,769)
All other deferred	15,332	2,257	(6,010)

Total deferred federal and state	48,893	70,229	70,147
Deferred ITC, net	(861)	(861)	(861)

Total deferred income tax expense	$48,032	$69,368	$69,286

A reconciliation of the U.S. federal statutory rate to the consolidated effective tax rate for 2013, 2014, and 2015 (and the sources of these differences and the effect of each) are summarized as follows:

Year Ended December 31,	2015	2014	2013
U.S. federal statutory income tax rate	35.0%	35.0%	35.0%
Net state taxes	1.8	1.9	2.4
Property-related items	0.1	0.1	0.1
Tax credits	(0.4)	(0.5)	(0.4)
Company owned life insurance	0.1	(1.0)	(2.1)
All other differences	(0.2)	0.2	—

Consolidated effective income tax rate	36.4%	35.7%	35.0%

Deferred tax assets and liabilities consist of the following (thousands of dollars):

December 31,	2015	2014
Deferred tax assets:
Deferred income taxes for future amortization of ITC	$1,614	$2,146
Employee benefits	36,923	31,557
Alternative minimum tax credit	4,809	20,172
Net operating losses and credits	868	9,719
Interest rate swap	7,351	8,622
Other	24,636	25,872
Valuation allowance	(499)	(253)

	75,702	97,835

Deferred tax liabilities:
Property-related items, including accelerated depreciation	794,850	736,810
Regulatory balancing accounts	743	33,736
Unamortized ITC	2,549	3,410
Debt-related costs	5,497	5,066
Intangibles	9,547	12,792
Other	31,533	27,600

	844,719	819,414

Net deferred tax liabilities	769,017	721,579

Current	—	(2,109)
Noncurrent	769,017	723,688

Net deferred tax liabilities	$769,017	$721,579

The Company and its subsidiaries file income tax returns in the U.S. federal jurisdiction, various states, and in Canada. With few exceptions, the Company is no longer subject to United States federal, state and local, or Canadian income tax examinations for years before 2011.

At December 31, 2015, the Company has U.S. federal net capital loss carryforwards of $505,000, which begin to expire in 2016. At December 31, 2015, the Company has an income tax net operating loss carryforward related to Canadian operations of $3 million which begins to expire in 2032.

As of December 31, 2015, the Company sustained losses in its foreign jurisdiction and therefore has no undistributed foreign earnings. However, the Company intends to permanently reinvest any future foreign earnings in Canada.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows (thousands of dollars):

	2015	2014
Unrecognized tax benefits at beginning of year	$305	$—
Gross increases-tax positions in prior period	—	305
Gross decreases-tax positions in prior period	(9)	—
Gross increases-current period tax positions	—	—
Gross decreases-current period tax positions	—	—
Settlements	—	—
Lapse in statute of limitations	—	—

Unrecognized tax benefits at end of year	$296	$305

In assessing whether uncertain tax positions should be recognized in its financial statements, Southwest first determines whether it is more-likely-than-not that a tax position will be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, Southwest presumes that the position will be examined by the appropriate taxing authority that would have full knowledge of all relevant information. For tax positions that meet the more-likely-than-not recognition threshold, Southwest measures the amount of benefit recognized in the financial statements at the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate settlement. Southwest recognizes unrecognized tax benefits in the first financial reporting period in which information becomes available indicating that such benefits will more-likely-than-not be realized. For each reporting period, management applies a consistent methodology to measure unrecognized tax benefits, and all unrecognized tax benefits are reviewed periodically and adjusted as circumstances warrant. Southwest’s measurement of its unrecognized tax benefits is based on management’s assessment of all relevant information, including prior audit experience, the status of audits, conclusions of tax audits, lapsing of applicable statutes of limitation, identification of new issues, and any administrative guidance or developments

The total amount of unrecognized tax benefits that, if recognized, would impact the effective tax rate was $0 at December 31, 2015. No significant increases or decreases in unrecognized tax benefit are expected within the next 12 months.

The Company recognizes interest expense and income and penalties related to income tax matters in income tax expense. There was no tax-related interest income for 2015, 2014, and 2013.

Income Tax Regulations. In September 2013, the United States Department of the Treasury and the Internal Revenue Service (“IRS”) issued regulations for the tax treatment of tangible property. The regulations include standards for determining whether and when a taxpayer must capitalize costs incurred in acquiring, maintaining, or improving tangible property. The regulations are generally effective for tax years beginning on or after January 1, 2014, and were eligible for adoption in earlier years under certain circumstances. Regulations were also released that revise the rules for dispositions of tangible property and general asset accounts. The Company expects the IRS to issue natural gas industry guidance which will facilitate its analysis regarding the regulations’ impact on natural gas distribution networks. Based upon preliminary analysis of the regulations, and in anticipation of specific guidance for the natural gas industry, the Company expects the regulations could result in a modest acceleration of tax deductibility and the deferral of tax payments.

Early Adoption of ASU No. 2015-17. As permitted, the Company adopted FASB ASU No. 2015-17 Income Taxes (Topic 740) as of December 31, 2015. This ASU simplifies the presentation of deferred income taxes in that deferred tax liabilities and assets will now be classified as noncurrent in the Consolidated Balance Sheets instead of current and noncurrent. The adoption of this ASU is considered a change in accounting principle. The Company chose to apply the content of the update prospectively as permitted. Prior periods were not retrospectively updated.